UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2022

GREENLIGHT BIOSCIENCES HOLDINGS, PBC

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39894	85-1914700
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Boston Avenue Suite 3100 Medford, MA	02155
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 616-8188

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRNA	Nasdaq Global Market
Warrants, each exercisable for one share of Common Stock for $11.50 per share	GRNAW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Private Placement and Securities Subscription Agreement

On August 11, 2022, Greenlight Biosciences Holdings, PBC (“the Company”) entered into Securities Subscription Agreements (the “Subscription Agreements”) with certain institutional accredited investors (collectively, the “Purchasers”), providing for the sale by the Company of 27,640,301 shares (the “Shares”) of its common stock (the “Common Stock”) at a purchase price of $3.92 per share, in a private placement (the “Private Placement”).

The aggregate gross proceeds for the Private Placement were approximately $108.4 million. The Company intends to use the net proceeds from the Private Placement to fund ongoing clinical development and commercialization of its existing product pipeline.

The Private Placement is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and in reliance on similar exemptions under applicable state laws. Each of the Purchasers represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D, and was acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by the Company or its representatives.

The securities sold and issued in the Private Placement have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements.

Pursuant to the Subscription Agreements, the Company agreed to prepare and file a registration statement (the “Resale Registration Statement”) with the SEC within 45 days after the Closing for purposes of registering the resale of the Shares. The Company also agreed to use its reasonable best efforts to cause the Resale Registration Statement to be declared effective by the SEC within 90 days after the Closing (120 days in the event the Resale Registration Statement is reviewed by the SEC). The Company also agreed, among other things, to indemnify the selling holders under the Resale Registration Statement from certain liabilities and to pay all fees and expenses incident to the Company’s performance of or compliance with such registration rights.

The representations, warranties and covenants contained in the Subscription Agreements were made solely for the benefit of the parties to the Subscription Agreements and may be subject to limitations agreed upon by the contracting parties. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Subscription Agreements and not as statements of fact and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Form of Subscription Agreement is filed with this report only to provide investors with information regarding the terms of the transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties, covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Subscription Agreements, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing description of the Private Placement and the Subscription Agreements are qualified in their entirety by reference to the Form of Subscription Agreement, which is filed hereto as Exhibit 10.1.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the Private Placement, the issuance of the Shares included under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to GreenLight’s future operations, scientific developments or financial results. These forward-looking statements generally are identified by the words “aim to”, “believe,” “project,” “target”, “potential”, “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including the evolution of the Covid-19 pandemic, the acceptance of RNA-based technologies by regulators and the public, our ability to raise and productively deploy capital and the rate and which we can successfully bring products to market. The important factors that could cause actual operating results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to, risks and uncertainties detailed from time to time in the Company’s reports that it files with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2021, filed on March 31, 2022 with the SEC, as well as its Quarterly Reports on Form 10-Q and periodic filings on Form 8-K. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Securities Subscription Agreement dated as of August 11, 2022, between Greenlight Biosciences Holdings, PBC and each purchaser named in the signature pages thereto

99.1	Press Release issued by Greenlight Bionscionces Holdings, PBC on Monday August 15, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT BIOSCIENCES HOLDINGS, PBC

Date: August 15, 2022	By:	/s/ Andrey J. Zarur, Ph.D.
	Name:	Andrey J. Zarur, Ph.D.
	Title:	Chief Executive Officer and President